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                    FIRST SUNAMERICA LIFE INSURANCE COMPANY
                          FS VARIABLE SEPARATE ACCOUNT
              (PORTIONS RELATING TO THE POLARIS VARIABLE ANNUITY)
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                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 1, 1998

     As of January 4, 1999, Massachusetts Financial Services Company ("MFS") replaces Phoenix Investment Counsel as the investment sub-adviser to the Growth/Phoenix Investment Counsel Portfolio and Balance/Phoenix Investment Counsel Portfolio. The portfolios are renamed as MFS Growth and Income Portfolio and MFS Total Return Portfolio, respectively.

     Currently, the fee structure for management of the MFS Growth and Income Portfolio and the MFS Total Return Portfolio is the same as that of the Phoenix managed Portfolios for which MFS is the replacement adviser.

     Effective January 1, 1999, SunAmerica, Inc. merged with American International Group, Inc. ("AIG"), a Delaware Corporation. Anchor National Life Insurance Company is now an indirect, wholly-owned subsidiary of AIG.


Date:  January 4, 1999


               Please keep this Supplement with your Prospectus.